UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       DATE OF REPORT (Date of earliest event reported): July 23, 2008

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 23, 2008 First Merchants Corporation issued a press release to report its financial results for the second quarter ended June 30, 2008. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K,  including  Exhibit No.
99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit 99.1 Press Release, dated July 23, 2008, issued by First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By: /s/  Mark K. Hardwick
                                    --------------------------------------------
                                          Mark K. Hardwick
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Principal Accounting Officer)


Dated: July 23, 2008

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.             Description
-----------             -----------
    99.1                Press Release, dated July 23, 2008, issued by
                        First Merchants Corporation.

                           First Merchants Corporation

                                Exhibit No. 99.1

                      Press Release, dated July 23, 2008

N / E / W / S     R / E / L / E / A / S / E

July 23, 2008

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857 http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 5.9 PERCENT INCREASE IN SECOND QUARTER EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported second quarter 2008 diluted earnings per share of $.36, a 5.9 percent increase over 2007 second quarter earnings per share of $.34. Net Income for the quarter totaled $6.5 million, an increase of $334,000.

Year-to-date diluted earnings per share totaled $.81, a 6.6 percent increase over 2007 first half earnings per share of $.76. Net Income totaled $14.7 million, an increase of $689,000.

Total assets reached $3.8 billion at quarter-end, an increase of $153 million, or 4.2 percent, from June 30, 2007. Loans and investments, the Corporation's primary earning assets, totaled $3.43 billion, an increase of $142 million, or
4.3 percent over the prior year. Loans accounted for $213 million of the increase as investment securities declined by $71 million as spreads between investment securities and borrowings remain below historical levels.

Net-Interest margin expanded by 35 basis points from 3.50 percent in the second quarter of 2007 to 3.85 percent in 2008. As a result, net-interest income increased by $4.6 million or 16.5 percent. On March 21, 2008 the Corporation reported on form 8-K the sale of three prime-based interest rate floors. For the quarter, $561,000 of the $4.7 million gain was recognized in the Corporation's net interest margin. The remaining $3.6 million will be recognized over the 13 months of the original contracts.

Total non-interest income increased by $568,000, or 5.8 percent, during the quarter and total expenses declined by $1.3 million. In the second quarter of 2007 the Corporation expensed $1.8 million of underwriting expense related to the early redemption of the Corporation's trust preferred securities and $601,000 of expense related to integration and re-branding initiatives.

Provision expense increased by $5.4 million, during the quarter as net charge-offs totaled $4.6 million. Non-performing assets increased from 93 basis points of total assets to 135 basis points during the quarter and the allowance for loan losses as a percent of total loans increased to 1.05 percent.

Michael C. Rechin, President and Chief Executive Officer, stated that, "Despite the state of the banking industry and the continuation of negative press regarding peer institutions, First Merchants remains confident in its ability to produce net income sufficient to maintain adequate capital levels, dividend payouts and a growing balance sheet." Rechin also added that, "We continue to manage our loan portfolio rigorously recognizing that declines in client cash flows require current valuations of collateral and guarantee positions of our secondary sources of repayment. As we identify deficiencies in primary and secondary sources of repayment the loans are placed on non-accrual and specific reserves are applied to match the shortfall. First Merchants continues to maintain its earnings momentum while at the same time very prudently addressing any required credit costs as reflected in our year-to-date results."

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 2:30 p.m. Eastern Daylight Time on Wednesday, July 23, 2008. To participate, dial (Toll Free) 800-860-2442 and reference First Merchants Corporation's second quarter earnings. A replay will be available until July 30, 2008. To access replay, US/Canada participants should dial (Toll Free) 877-344-7529 or for International participants, dial 412-317-0088. The replay will require the passcode is 420850.

During the call, we may make Forward Looking Statements about our relative business outlook. These Forward Looking Statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages:

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A., First Merchants Bank of Central Indiana, N.A., Lafayette Bank & Trust Company, N.A., Commerce National Bank and First Merchants Trust Company, N.A. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http://www.firstmerchants.com).

                                     * * * *

CONSOLIDATED BALANCE SHEETS
(in thousands)                                                        June 30,
                                                               2008            2007
Assets
   Cash and due from banks                                     $ 80,996      $ 80,264
   Federal funds sold
                                                                                  657
                                                              ---------    ----------
   Cash and cash equivalents                                     80,996        80,921
   Interest-bearing time deposits                                 7,267         8,898
   Investment securities                                        408,324       479,281
   Mortgage loans held for sale                                   3,234         2,842
   Loans                                                      3,018,596     2,806,068
      Less: Allowance for loan losses                           (31,597)      (27,608)
                                                             ----------    ----------
        Net loans                                             2,986,999     2,778,460
   Premises and equipment                                        44,232        44,126
   Federal Reserve and Federal Home Loan Bank                    25,455        23,822
stock
   Interest receivable                                           19,680        21,615
   Core deposit intangibles and goodwill                        136,230       137,056
   Cash surrender value of life insurance                        72,948        69,111
   Other real estate owned                                       17,243         2,274
   Other assets                                                  19,852        21,109
                                                             ----------   -----------
           Total assets                                     $ 3,822,460   $ 3,669,515
                                                             ==========   ===========
Liabilities
   Deposits
     Noninterest-bearing                                     $  403,152     $ 362,083
     Interest-bearing                                         2,460,483     2,357,518
                                                             ----------    ----------
           Total deposits                                     2,863,635     2,719,601
   Borrowings
     Fed funds purchased                                        151,356       125,650
     Securities sold under repurchase agreements                 90,872        91,038
     Federal Home Loan Bank advances                            228,196       268,680
     Subordinated debentures, revolving credit
       lines and term loans                                     115,826       102,206
                                                             ----------   -----------
           Total borrowings                                     586,250       587,574
   Interest payable                                               6,658        10,417
   Other liabilities                                             18,525        24,543
                                                             ----------   -----------
           Total liabilities                                  3,475,068     3,342,135
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Cumulative Preferred Stock, $1,000 par value:
      Authorized -- 600 shares
      Issued and outstanding -- 125 shares                          125
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding -- 18,062,701 and
        18,285,359 shares                                         2,258         2,286
   Additional paid-in capital                                   140,258       143,317
   Retained earnings                                            209,059       193,460
   Accumulated other comprehensive loss                          (4,308)      (11,683)
                                                             ----------   -----------
        Total stockholders' equity                              347,392       327,380
                                                             ----------   -----------
        Total liabilities and stockholders' equity          $ 3,822,460   $ 3,669,515
                                                             ==========   ===========

                                                                          Page 3

FINANCIAL HIGHLIGHTS

                                                 Three Months Ended         Six Months Ended
(In thousands)                                       June 30,                   June 30,
                                              2008             2007        2008          2007
NET CHARGE OFF'S                            $     4,567     $    859     $     7,524   $     2,179

AVERAGE BALANCES
  Total Assets                              $ 3,770,260  $ 3,601,473     $ 3,764,296   $ 3,562,122
  Total Loans                                 2,973,270    2,764,209       2,940,716     2,733,840
  Total Deposits                              2,835,076    2,729,145       2,835,625     2,709,635
  Total Stockholders' Equity                    350,800      329,613         347,761       328,981

FINANCIAL RATIOS

  Return on Average Assets                          .69%         .69%            .78%          .78%
  Return on Avg. Stockholders' Equity              7.46         7.53            8.44          8.50
  Avg. Earning Assets to Avg. Assets              90.94        90.96           90.66         91.04
 Allowance for Loan Losses as %
    Of Total Loans                                 1.05          .98            1.05           .98
 Net Charge Off's as % Of Avg. Loans
    (Annualized)                                    .61          .12             .51           .16
 Dividend Payout Ratio                            63.85        67.65           56.79         60.53
 Avg. Stockholders' Equity to Avg. Assets          9.30         9.15            9.24          9.24
 Tax Equivalent Yield on Earning Assets            6.41         7.09            6.60          7.05
 Cost of Supporting Liabilities                    2.56         3.59            2.80          3.55
 Net Int. Margin (FTE) on Earning Assets           3.85         3.50            3.80          3.50

                                                                          Page 4

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share data)                     Three Months Ended          Six Months Ended
                                                           June 30,                   June 30,
                                                      2008         2007          2008          2007
Interest income
   Loans receivable
     Taxable                                         $ 49,023      $ 51,204     $ 100,124    $ 100,849
     Tax exempt                                           178           249           343          450
   Investment securities
     Taxable                                            2,947         3,394         6,196        6,676
     Tax exempt                                         1,452         1,651         2,965        3,312
   Federal funds sold                                       3            91            11           92
   Deposits with financial institutions                   133           120           415          243
   Federal Reserve and Federal Home Loan Bank stock       370           299           705          627
                                                     --------      --------      --------     --------
        Total interest income                          54,106        57,008       110,759      112,249
                                                     --------      --------      --------     --------
Interest expense
   Deposits                                            16,297        22,390        35,730       44,196
   Federal funds purchased                                577         1,047         1,246        1,901
   Securities sold under repurchase agreements            632           910         1,448        1,479
   Federal Home Loan Bank advances                      2,825         3,009         5,861        5,945
   Subordinated debentures, revolving credit
     lines and term loans                               1,602         2,037         3,492        4,038
                                                     --------      --------      --------     --------
        Total interest expense                         21,933        29,393        47,777       57,559
                                                     --------      --------      --------     --------
Net interest income                                    32,173        27,615        62,982       54,690
   Provision for loan losses                            7,070         1,648        10,893        3,247
                                                     --------      --------      --------     --------

Net interest income
   after provision for loan losses                     25,103        25,967        52,089       51,443
                                                     --------      --------      --------     --------
Other income
   Service charges on deposit accounts                  3,157         3,091         6,088        5,974
   Fiduciary activities                                 2,126         2,257         4,268        4,293
   Other customer fees                                  1,767         1,535         3,446        3,026
   Commission income                                    1,427         1,269         3,096        2,907
   Earnings on cash surrender value
     of life insurance                                    606           782         1,344        1,467
   Net gains and fees on sales of loans                   668           611         1,311        1,143
   Net realized gains (losses) on sale of
     available-for-sale securities                         13                          86           (1)
   Other income                                           570           221         1,222          761
                                                     --------      --------      --------     --------
        Total other income                             10,334         9,766        20,861       19,570
                                                     --------      --------      --------     --------
Other expenses
   Salaries and employee benefits                      15,698        14,796        31,796       29,522
   Net occupancy                                        1,750         1,612         3,555        3,210
   Equipment                                            1,643         1,783         3,297        3,505
   Marketing                                              612           653         1,096        1,140
   Outside data processing fees                         1,009         1,036         1,891        1,987
   Printing and office supplies                           291           388           572          687
   Core deposit amortization                              808           790         1,598        1,581
   Write-off of unamortized underwriting expense                      1,771                      1,771
   Other expenses                                       4,593         4,910         8,872        8,530
                                                     --------      --------      --------     --------
        Total other expenses                           26,404        27,739        52,677       51,933
                                                     --------      --------      --------     --------

Income before income tax                                9,033         7,994        20,273       19,080
   Income tax expense                                   2,491         1,786         5,605        5,101
                                                     --------      --------      --------     --------
Net income                                            $ 6,542       $ 6,208      $ 14,668    $  13,979
                                                     ========      ========      ========     ========

Per Share Data

   Basic Net Income                                   $ .37         $ .34         $ .82        $    .76
   Diluted Net Income                                   .36           .34           .81             .76
   Cash Dividends Paid                                  .23           .23           .46             .46
   Average Diluted Shares
     Outstanding (in thousands)                      18,159        18,369        18,108          18,432

                                                                          Page 5

CONSOLIDATED BALANCE SHEETS

(in thousands)                                       June 30,    March 31,       December 31,   September 30,     June 30,
                                                       2008         2008           2007            2007           2007
Assets
  Cash and due from banks                           $ 80,996      $ 89,961      $ 134,188      $ 83,845      $    80,264
  Federal funds sold                                                                  495         1,800              657
                                                   -----------   -----------   -----------  -----------      -----------
  Cash and cash equivalents                           80,996         89,961       134,683          85,645         80,921
  Interest-bearing time deposits                       7,267         21,280        24,931          22,295          8,898
  Investment securities                              408,324        426,055       451,167         474,613        479,281
  Mortgage loans held for sale                         3,234          3,494         3,735           4,328          2,842
  Loans                                            3,018,596      2,937,710     2,876,843       2,869,001      2,806,068
    Less: Allowance for loan losses                  (31,597)       (29,094)      (28,228)        (27,635)       (27,608)
                                                  -----------   -----------   -----------     -----------    -----------
       Net loans                                    2,986,999     2,908,616     2,848,615       2,841,366      2,778,460
  Premises and equipment                               44,232        44,526        44,445          44,255         44,126
  Federal Reserve and Federal Home Loan Bank stock     25,455        25,345        25,250          25,050         23,822
  Interest receivable                                  19,680        21,212        23,402          25,954         21,615
  Core deposit intangibles and goodwill               136,230       135,056       135,856         136,266        137,056
  Cash surrender value of life insurance               72,948        71,663        70,970          70,082         69,111
  Other real estate owned                              17,243         7,372         2,573           2,081          2,274
  Other assets                                         19,852        12,578        16,460          22,365         21,109
                                                  -----------   -----------   -----------     -----------    -----------
       Total assets                               $ 3,822,460    $3,767,158   $ 3,782,087     $ 3,754,300    $ 3,669,515
                                                  ===========   ===========   ===========     ===========    ===========
Liabilities
  Deposits
    Noninterest-bearing                              $403,152   $   380,364     $ 370,397       $ 355,339      $ 362,083
    Interest-bearing                                2,460,483     2,432,763     2,473,724       2,403,836      2,357,518
                                                  -----------   -----------   -----------     -----------    -----------
       Total deposits                               2,863,635     2,813,127     2,844,121       2,759,175      2,719,601
  Borrowings
    Fed funds purchased                               151,356       111,144        52,350          95,697        125,650
    Securities sold under repurchase agreements        90,872       103,024       106,497         103,846         91,038
    Federal Home Loan Bank advances                   228,196       244,468       294,101         310,100        268,680
    Subordinated debentures, revolving credit
     lines and term loans                             115,826       115,826       115,826         110,826        102,206
                                                  -----------   -----------   -----------     -----------    -----------
       Total borrowings                               586,250       574,462       568,774         620,469        587,574
  Interest payable                                      6,658         7,621         8,325           9,170         10,417
  Other liabilities                                    18,525        23,107        20,931          32,745         24,543
                                                  -----------   -----------   -----------     -----------    -----------
       Total liabilities                            3,475,068     3,418,317     3,442,151       3,421,559      3,342,135
Stockholders' equity
  Preferred stock, no-par value
     Authorized and unissued -- 500,000 shares
  Cumulative Preferred Stock, $1,000 par value:
     Authorized -- 600 shares
     Issued and outstanding                               125          125
  Common stock, $.125 stated value
     Authorized -- 50,000,000 shares
     Issued and outstanding                             2,258         2,247         2,250          2,269           2,286
  Additional paid-in capital                          140,258       137,633       137,801        140,642         143,317
  Retained earnings                                   209,059       206,710       202,750        197,609         193,460
  Accumulated other comprehensive loss                 (4,308)        2,126        (2,865)        (7,779)        (11,683)
                                                  -----------   -----------   -----------    -----------      ----------
      Total stockholders' equity                      347,392       348,841       339,936        332,741         327,380
                                                  -----------   -----------   -----------    -----------     -----------
      Total liabilities and stockholders' equity  $ 3,822,460   $ 3,767,158   $ 3,782,087    $ 3,754,300     $ 3,669,515
                                                  ===========   ===========   ===========    ===========     ===========

NON PERFORMING ASSETS
                                                      June 30,      March 31,    December 31,     September      June 30,
                                                        2008           2008          2007         30, 2007         2007

Non Accrual Loans                                    $ 34,410      $ 27,465       $ 29,031       $ 30,165       $ 30,820
Renegotiated Loans                                        136           142            145             58             58
                                                   ----------    ----------    -----------     ----------     ----------
Non Performing Loans (NPL)                             34,546        27,607         29,176         30,223         30,878
Real Estate Owned and Repossessed Assets
                                                       17,243         7,372          2,573          2,081          2,274
                                                   ----------    ----------    -----------    -----------    -----------
Non Performing Assets (NPA)                            51,789        34,979         31,749         32,304         33,152
90+ Days Delinquent                                     3,538         4,996          3,578          3,132          5,203
                                                   ----------    ----------    -----------    -----------    -----------
NPAs & 90 Day Delinquent                               55,327        39,975         35,327         35,436         38,355

Loan Loss Reserve                                      31,597        29,094         28,228         27,635         27,608
YTD Charge-offs                                         7,524         2,957          6,819          4,962          2,179

NPAs / Actual Assets %                                   1.35%         0.93%          0.84%          0.86%          0.90%
NPAs & 90 day / Actual Assets %                          1.45%         1.06%          0.93%          0.94%          1.05%
NPAs / Actual Loans & REO (%)                            1.70%         1.19%          1.10%          1.12%          1.18%
Loan Loss Reserves / Actual Loans (%)                    1.05%         0.99%          0.98%          0.96%          0.98%
NCOs / YTD Average Loans (%)                             0.26%         0.10%          0.24%          0.18%          0.08%

                                                                          Page 6

CONSOLIDATED STATEMENTS OF INCOME
                                                                           Three Months Ended
                                                      June 30,       March 31,     December 31,  September 30,   June 30,
(in thousands, except share data)                        2008          2008           2007          2007           2007
    Loans receivable
     Taxable                                           $49,023       $51,101       $ 53,338       $ 53,081      $ 51,204
     Tax exempt                                            178           165            302            368           249
   Investment securities
     Taxable                                             2,947         3,249          3,487          3,581         3,394
     Tax exempt                                          1,452         1,513          1,623          1,613         1,651
   Federal funds sold                                        3             8             39             41            91
   Deposits with financial institutions                    133           282            194            145           120
   Federal Reserve and Federal Home Loan
     Bank stock                                            370           335            344            328           299
                                                      --------      --------       --------       --------      --------
       Total interest income                            54,106        56,653         59,327         59,157        57,008
                                                      --------      --------       --------       --------      --------
Interest expense
   Deposits                                             16,297        19,433         22,398         23,327        22,390
   Federal funds purchased                                 577           669            692            996         1,047
   Securities sold under repurchase agreements             632           816          1,182          1,195           910
   Federal Home Loan Bank advances                       2,825         3,036          3,250          3,302         3,009
   Subordinated debentures, revolving credit
     lines and term loans                                1,602         1,890          1,910          1,802         2,037
                                                      --------      --------       --------       --------      --------
        Total interest expense                          21,933        25,844         29,432         30,622        29,393
                                                      --------      --------       --------       --------      --------
Net interest income                                     32,173        30,809         29,895         28,535        27,615
   Provision for loan losses                             7,070         3,823          2,450          2,810         1,648
                                                      --------      --------       --------       --------      --------

Net interest income
   after provision for loan losses                      25,103        26,986         27,445         25,725        25,967
                                                      --------      --------       --------       --------      --------
Other income
   Service charges on deposit accounts                   3,157         2,931          3,206          3,241         3,091
   Fiduciary activities                                  2,126         2,142          2,094          1,985         2,257
   Other customer fees                                   1,767         1,679          1,686          1,767         1,535
   Commission income                                     1,427         1,669          1,031          1,175         1,269
   Earnings on cash surrender value
     of life insurance                                     606           738          1,186            998           782
   Net gains and fees on sales of loans                    668           643            546            749           611
   Net realized gains (losses) on sales of
     available-for-sale securities                          13            73              1
   Other income                                            570           652            383            933           221
                                                      --------      --------       --------       --------      --------
        Total other income                              10,334        10,527         10,133         10,848         9,766
                                                      --------      --------       --------       --------      --------
Other expenses
   Salaries and employee benefits                       15,698        16,098         14,738         14,583        14,796
   Net occupancy                                         1,750         1,805          1,619          1,818         1,612
   Equipment                                             1,643         1,654          1,619          1,645         1,783
   Marketing                                               612           484            505            560           653
   Outside data processing fees                          1,009           882            872            972         1,036
   Printing and office supplies                            291           281            329            394           388
   Core deposit amortization                               808           790            789            789           790
   Write-off of unamortized
     underwriting expense                                                                                          1,771
   Other expenses                                        4,593         4,279          4,776          4,241         4,910
                                                      --------      --------       --------       --------      --------
        Total other expenses                            26,404        26,273         25,247         25,002        27,739
                                                      --------      --------       --------       --------      --------
Income before income tax                                 9,033        11,240         12,331         11,571         7,994
   Income tax expense                                    2,491         3,114          3,021          3,221         1,786
                                                      --------      --------       --------       --------      --------
Net income                                             $ 6,542        $8,126         $9,310         $8,350        $6,208
                                                      ========      ========       ========       ========      ========

Per Share Data

   Basic Net Income                                        .37         $ .45          $ .51          $ .46         $ .34
   Diluted Net Income                                      .36           .45            .51            .46           .34
   Cash Dividends Paid                                     .23           .23            .23            .23           .23
   Average Diluted Shares
     Outstanding (in thousands)                         18,159        18,055         18,138         18,276        18,369

FINANCIAL RATIOS
  Return on Average Assets                                 .69%          .86%          1.00%           .90%          .69%
  Return on Avg. Stockholders' Equity                     7.46          9.43          11.10          10.14          7.53
  Avg. Earning Assets to Avg. Assets                     90.94         90.38          90.70          90.88         90.96
  Allowance for Loan Losses as %
  Of Total Loans                                          1.05           .99            .98            .96           .98
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                             .61           .41            .26            .39           .12
  Dividend Payout Ratio                                  63.85         51.10          45.10          50.00         67.65
  Avg. Stockholders' Equity to Avg. Assets                9.30          9.17           8.98           8.91          9.15
  Tax Equivalent Yield on Earning Assets                  6.41          6.78           7.13           7.17          7.09
  Cost of Supporting Liabilities                          2.56          3.04           3.47           3.65          3.59
  Net Int. Margin (FTE) on Earning Assets                 3.85          3.74           3.66           3.52          3.50

                                                                          Page 7

LOANS

(in thousands)                             June 30,       March 31,        December 31,     September 30,      June 30,
                                             2008            2008              2007              2007            2007

Commercial and industrial loans            $   815,137       $ 724,643        $ 662,701        $626,301        $ 590,345
Agricultural production financing and
   other loans to farmers                      125,125         123,314          114,324         113,132          103,713
Real estate loans:
   Construction                                181,598         178,171          165,425         160,624          172,247
   Commercial and farmland                     954,672         961,431          947,234         912,063          895,301
   Residential                                 718,065         728,956          744,627         769,890          768,392
Individuals' loans for household and
   other personal expenditures                 161,387         174,857          187,880         194,181          206,435
Tax exempt loans                                22,553          11,646           16,423          28,726           23,181
  Lease financing receivables, net of
   unearned income                               9,158           8,438            8,351           8,932            7,906
Other loans                                     30,901          26,254           29,878          55,152           38,548
                                            ----------      ----------     ------------     -----------       ----------
                                             3,018,596       2,937,710        2,876,843       2,869,001        2,806,068
Allowance for loan losses                      (28,228)        (27,635)         (27,608)        (31,597)         (29,094)
                                            ----------      ----------     ------------     -----------       ----------
        Total loans                        $ 2,986,999     $ 2,908,616      $ 2,848,615     $ 2,841,366        2,778,460
                                            ==========      ==========    =============     ===========       ==========



DEPOSITS


(in thousands)                             June 30,        March 31,      December 31,    September 30,      June 30,
                                             2008            2008             2007             2007            2007


Demand deposits                               $932,017       $ 881,498        $ 903,380       $ 825,185     $ 855,458
Savings deposits                               546,951         562,942          552,379         508,139       494,738
Certificates and other time deposits
  of $100,000 or more                          444,967         459,038          470,733         472,842       443,355
Other certificates and time deposits           939,700         909,649          917,629         953,009       926,050
                                           -----------    ------------     ------------     -----------   -----------
        Total deposits                      $2,863,635      $2,813,127       $2,844,121      $2,759,175   $ 2,719,601
                                          ============      ==========      ===========    ============   ===========

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